REFERENCE 10.10

      NOTES PAYABLE TO SHOWTIME PARTNERS, SHAREHOLDER, WITH AMMENDMENTS


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



                                PROMISSORY NOTE
                                       with provision for future advances



$500,000.00                                    Lake Elsinore,
Calif.              May 7, 1998





      Upon the terms and subject to the restrictions and conditions set forth herein, Nova Pharmaceutical, Inc., a Nevada corporation (the AMaker@), promises to pay to the order of Showtime Partners, a Nevada General Partnership (the@Note holder@), the sum of up to Five Hundred Thousand and 00/100 Dollars ($500,000.00) provided, however, that only such amount will be due hereunder as have actually been advanced pursuant to the terms of this promissory note (the Anote@) together with interest thereon, accrued from the date of such advances, if any as set forth in Schedule One attached hereto; in lawful money of the United States of America.
      The Noteholder shall, from time to time, make principal advances to Maker as Maker shall request provided Maker is not in default pursuant to the terms of this Note.
      The principal amount hereof, as adjusted from time to time, shall bear interest at the rate of Six percent (6%) per annum. Interest shall be paid, in arrears, in monthly installments (AInstallments@). The Installments shall be paid commencing June 8, 1998 and continuing on the eighth 8th day of each month


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thereafter  until May 9, 2003, at which time the entire unpaid  principal amount together with all accrued and unpaid interest shall be due and payable. Interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year for each day, all or any of the principal balance hereof shall remain outstanding.

      Each monthly Installment shall be credited first to accrued interest. Should default be made in any payment when due or in the performance or observance of any of the covenants and agreements of this Note, the whole sum of principal and interest shall become immediately due and payable at the option of the holder. Failure to exercise such option shall not constitute a waiver of the right to exercise it in the event of a continuing or subsequent default.
      In addition to the interest payments required above, Maker shall have the option to prepay, in whole or part and without penalty, the principal amount due hereunder.
      At its option, the Holder of this Note may accept delinquent payments. Any amount not paid by the tenth (10th) day following the date on which payment is due shall be subject to a late charge of five percent (55%) of the amount not timely paid. Acceptance by the Holder of such payment and the late charge thereon shall not constitute a waiver of the right to declare the whole sum of principal and interest immediately due in the event of any subsequent default.
      The Maker hereby waives diligence, demand, presentment for payment, and notice of whatever kind of nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this Note as the Holder hereof may in its sole discretion grant


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

from time to time, to the release of all or part of the security for the payment hereof. The Maker further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this Note, or to any agreement to pay the same.
      All payments due on this Note shall be payable in lawful money of the United States of America, and shall be made to the Holder, as such address as the Holder may hereafter designate from time to time.
      If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this note shall remain in full force.
      Any interest rate provided hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to Noteholder shall be applied to reduce the principal balance of this Note so that in no event shall Noteholder receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.
      The provisions and covenants contained herein shall insure to and be binding upon the heirs, successors and assigns of the parties hereto. Maker agrees that Noteholder may assign this Note and Maker will make payment to such assignee upon notice of such assignment.
      Time is of the essence in connection with each and every obligation of Maker pursuant to this Note.

      This Note is to be governed by, and construed in accordance with, the laws of the State of California.
      Noteholder and Maker agree to execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this Note or any agreement or document relating hereto or entered into in connection herewith.
      This Note may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by the parties sought to be bound thereby.
      Any failure by Noteholder to insist upon the strict performance by Make of any of the covenants, agreements, obligations or conditions hereof shall not be deemed to be a waiver of any such covenants, agreements, obligations or conditions, and Noteholder, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Maker of any and all of such covenants, agreements, obligations and conditions.
      In the event that this Note is placed in the hands of an attorney at law for collection after the Maturity Date or upon default or in the event that proceedings at law or in equity are instituted in connection herewith, or in the event that this Note is placed in the hands of an attorney at law to enforce any of the rights or agreements contained herein, the undersigned shall pay all costs of collecting or attempting to collect this Note or protecting or enforcing such rights including, without limitation, reasonable attorney=s fees; and all such amounts shall be deemed to be secured by the Loan Documents.

      IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first herein above written.
Maker:                                          NOVA PHARMACEUTICAL INC.
                              a Nevada Corporation


                         By:___________________________
                                   President

Noteholder:                                     SHOWTIME PARTNERS
                              a Nevada Corporation

                          By:__________________________
                        Trustee for the Ralph Mann Trusts

                                 SCHEDULE ONE
                          Acknowledgment of Advances
                     Starting Principal Balance: $203,000.00

            Advance                Authorized  by           Note Balance
Date        Amount                 Signature                After Advance
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

By executing this Note, you hereby acknowledge actual receipt of the funds described under heading AAdvanced Amount@. * Balance may not be reflective of amount paid directly by Showtime Partners on behalf of Nova Pharmaceutical, Inc. i.e., minimal construction costs.

                               SHOWTIME PARTNERS

                                                  31250 Railroad Canyon Road
                                                    Canyon Lake, Calif. 92587



HAND DELIVERED

December 10, 1998

Mr. Ralph Mann
President
Nova Pharmaceutical, Inc.
31712 Casino Drive, Suite 7B
Lake Elsinore, Calif. 92530

RE:               Conversion of Debt to Stock.

Dear Mr. Mann:

      This letter shall serve as a ALetter of Intent@ pursuant to which the undersigned would be prepared to exchange Five Hundred Thousand Dollars ($500,000) of its principal balance due them as of March 31, 1999 for 100,000 shares of preferred stock in Nova Pharmaceutical, Inc., referred to as (the ACompany@). It is also agreed that the preferred stock in the ACompany@ will be converted to common stock at $5.00 per share three years from the original date of issuance, and that these preferred shares shall earn dividends at an annual rate of Seven Percent (7%) until the time of the conversion. The dividends will be paid upon the time of the stock conversion.

      It is also mutually agreed to, based upon this conversion of $500,000 in principal debt to stock, that the original promissory note between Showtime Partners and Nova Pharmaceutical, Inc., dated May 7, 1998, shall be amended, to the following terms; any and all outstanding principal and interest as of March 31, 1999 will be converted in total to a new note, bearing interest at Six Percent (6%) and all outstanding principal and accrued interest shall then become due and payable in full on January 31, 2001.





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


December 10, 1998
Mr. Ralph Mann
President
Nova Pharmaceutical, Inc.
                                                                         Page 2.


      The new promissory note shall also contain a contingency clause requiring that at such time as the ACompany@ raises capital from the sale of the ACompany >s@ securities totaling Four Million Dollars ($4,000,000) or more, that all outstanding principal and interest due Showtime Partners shall be paid in full at that time.

       At any time, Nova Pharmaceutical, Inc. shall continue to have the option to prepay, in whole or part and without penalty, the principal and interest amount due hereunder.

                                    Sincerely,




                                  Carol Barquin
                                    Trustee
                                Showtime Partners

THE FOREGOING LETTER OF INTENT IS HEREBY APPROVED AND ACCEPTED BY:


      Nova Pharmaceutical Inc.


By:   _______________________
      Ralph Mann, President

Date: ________________________

                                    SHOWTIME PARTNERS

                                            31250 Railroad Canyon Road
                                            Canyon Lake, Calif. 92587


March 31, 1999

Mr. Ralph Mann
President
Nova Pharmaceutical, Inc.
Suite 7b
Lake Elsinore, Calif. 92530
                        RE:   Outstanding Debt

Dear Mr. Mann:

      On December 10, 1998, Showtime Partners and Nova Pharmaceutical Inc. (Athe Company@) entered into a letter of intent to convert $500,000 of its principal balance due as of March 31, 1999 for 100,000 shares of preferred stock in Athe Company@. At this point in time, because Athe Company=s@ financial position has changed dramatically, the stipulations of the debt to stock conversion have changed as noted, for Showtime Partners, their potential debt repayment would occur sooner when the shares are traded publicly. Concurrently, Nova would benefit by a long term debt reduction and the related significant increase in equity. Thus it is mutually agreed, that the following terms on the original promissory note dated May 7,1998 Showtime Partners and Nova Pharmaceutical, Inc. be amended as follows:

          Any and all outstanding Principal and Interest as of March 31, 1999 will be converted in total to a new note, bearing interest at Six Percent (6%) and all outstanding principal and accrued interest shall then become due and payable in full on January 31, 2001.

          The $500,000 reduction in the principal balance as of March 31, 1999 shall be in exchange for 204,082 shares of restricted stock, valued by two independent financial sources at $2.45 which is, in their opinion, to be a reasonable discounted price for a large block of restricted stock.

March 31, 1999
Nova Pharmaceutical, Inc.
Page 2.


               The new promissory note shall also have a contingency clause requiring that at such time as Athe Company@ raises capital from the sale of its= securities totaling Four Million Dollars ($4,000,000) or more, that all outstanding principal and interest due to Showtime Partners at the that time shall be paid in full.


      At any time, Nova Pharmaceutical, Inc. shall have the option to prepay, in whole or part and without any penalty, the principal and interest amount due hereunder.

                                    Sincerely,



                                 Carol Barquin,
                                    Trustee
                                Showtime Partners

THIS FOREGOING AMENDMENT TO THE PROMISSORY NOTED DATED MAY 7, 1998 IS HEREBY APPROVED AND ACCEPTED BY:


Date:_________________________


-----------------------------------       --------------------------------
Ralph Mann, President                     Carol Barquin, Trustee for Showtime
Nova Pharmaceutical, Inc.                 Partners and the Ralph Mann Trust 1
                                           thru 21 inclusively.









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